Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C.  SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amended Quarterly Report on Form 10-Q/A of Bravo Multinational Incorporated for the fiscal quarter ending March 31, 2016, I, Martin Wolfe, Chief Financial Officer of Bravo Multinational Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Amended Form 10-Q/A for the fiscal quarter ending March 31, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Amended Form 10-Q/A for the fiscal quarter ending March 31, 2016, fairly presents, in all material respects, the financial condition and results of operations of Bravo Multinational Incorporated.

Date: May 26, 2016

  /s/ Martin Wolfe

Martin Wolfe, Chief Financial Officer and Principal Accounting Officer